EXHIBIT 1. (10)
                             Application for Policy

                Ameritas Variable Life Insurance Company (AVLIC)
APPLICATION FOR       P.O. Box 82550 o  Lincoln, NE 68501-2550
VARIABLE                       A Nebraska Corporation
UNIVERSAL LIFE
--------------------------------------------------------------------------------
PLEASE PRINT CLEARLY IN BLACK INK.

PRODUCT NAME:   [  ]  OVATION    [  ]  BRAVO
COMPLETE INSURED 2 INFORMATION IF APPLYING FOR BRAVO! PRODUCT
--------------------------------------------------------------------------------
1.  Insured 1
    Name of Insured 1                     Sex       Date of Birth  /    /
                     -------------------      -----               ------------
    Birthplace
              --------------------------
    Former Name (if applicable)           Social Security Number
                               ---------                      ------------------
    Address                               City/State/ZIP
           -----------------------------                 -----------------------
    Occupation                            Employer
              --------------------------           -----------------------------
    Telephone  Home                       Best Time To Call: _____A.M. _____P.M.
                    --------------------
    Telephone  Business                   Best Time To Call: _____A.M. _____P.M.
                        ----------------
    E-mail Address
                  --------------------------------------------------------------

--------------------------------------------------------------------------------
2.  Insured 2 COMPLETE ONLY IF APPLYING FOR BRAVO! SURVIVORSHIP PRODUCT)
    Name of Insured 2                      Sex       Date of Birth  /    /
                     -------------------      -----               ------------
    Birthplace
           -----------------------------
    Former Name (if applicable)           Social Security Number
                               ---------                     -------------------
    Address                               City/State/ZIP
           -----------------------------                 -----------------------
    Occupation                            Employer
              --------------------------           -----------------------------
    Telephone  Home                       Best Time To Call: _____A.M. _____P.M.
                    --------------------

    Telephone  Business                   Best Time To Call: _____A.M. _____P.M.
                        ----------------

    E-mail Address
                  --------------------------------------------------------------

--------------------------------------------------------------------------------
3.  Owner   Owner of the policy is to be (choose one): [ ] Insured 1
    [ ] Insured 2 [ ] Joint Owner-Insureds [ ] Other (PLEASE COMPLETE BELOW)
    Full Name                            Address
             ---------------------------        --------------------------------
    Date of Birth/Trust Date    /  /     City/State/ZIP
                                                       -------------------------
    Relationship to Insureds (or all Trustee's Names)
                                                       -------------------------
     Social Security #/TIN#
                            ----------------------
    E-mail Address
                   -------------------------------------------------------------

--------------------------------------------------------------------------------

4. Beneficiary IF LEFT BLANK, THE BENEFICIARY WILL BE THE ESTATE OF THE OWNER. UNLESS OTHERWISE INDICATED, MULTIPLE BENEFICIARIES OF THE SAME CLASS SHALL BE PAID EQUALLY TO THE SURVIVOR OR SURVIVORS.

   Primary                              Relationship to  Insureds
            ----------------------------                         ---------------

   Contingent
             ---------------------------Relationship to Insureds
                                                                ----------------

--------------------------------------------------------------------------------

  5.  OVATION!                        Optional Riders:
    Amount of Insurance $             [ ]  Legacy Asset Rider (COMPLETE LAR-AV)
                         ----------   [ ]  Waiver of Monthly Deduction
                                      [ ]  Accidental Death Benefit $
    Death Benefit Option              [ ]  Disability Benefit $_______________or
     (SELECT ONE ONLY)                [ ]  Waiver of Monthly Deduction
    Option A (DEATH BENEFIT IS        [ ]  *   Payor Disability $_____________or
    THE AMOUNT OF INSURANCE           [ ]  Payor of Monthly Deduction
    Option B (DEATH BENEFIT               (COMPLETE L-5 IN SUPPLEMENTAL BOOK)
    IS THE AMOUNT OF                  [ ]  Children's Protection ($10,000 x
    INSURANCE PLUS THE                     COVERAGE PER CHILD)
    ACCUMULATION VALUE)                   (COMPLETE L-5 IN SUPPLEMENTAL BOOK)
                                      [ ]  Guaranteed Insurability $___________
                                           (ONLY IF INSURED IS UNDER AGE 37)
 Applicant can be no more than 37     [ ]  Term Coverage Rider $
 years older than Insured, Insured    [ ]  Other Insured Term
 up through age 17                         Rider (COMPLETE L-6 IN SUPPLEMENTAL
                                           BOOK)
                                      [ ]  Guaranteed Death Benefit Rider
--------------------------------------------------------------------------------
VUL-AVLIC Rev. 8-01               Page 1 of 6 Pages                      072301p

--------------------------------------------------------------------------------
OTHER INFORMATION

6.  BRAVO! Survivorship Only            Optional Riders (cont'd.):
    Amount of Insurance $ ___________   [ ] First To-Die Term Rider $
                                           Beneficiary Designation
Death Benefit Option (SELECT ONE ONLY)        Primary______________________
    [ ] Option A (DEATH BENEFIT IS            Relationship__________________
        THE AMOUNT OF INSURANCE)              Contingent____________________
    [ ] Option B (DEATH BENEFIT IS            Relationship__________________
        THE AMOUNT OF                   [ ]   Second To-Die Term Rider $
         INSURANCE PLUS THE             [ ]   Term Rider for Covered Insured
         ACCUMULATION VALUE)                Beneficiary Designation
    Optional Riders:                       [ ]Insured 1 $
    [ ] Disability Benefit $                   Primary______________
    [ ] Insured 1 or [ ] Insured 2             Relationship_____________
                                               Contingent______________
                                               Relationship______________
                                             Beneficiary Designation
                                             [ ]Insured 2 $
                                                Primary_________________
                                                Relationship____________
                                                Contingent _____________
                                                Relationship____________
                                             [ ] Other Insured (COMPLETE L-6 IN
                                                 SUPPLEMENTAL BOOKLET).

--------------------------------------------------------------------------------
  7.  Premium Mode         PLEASE SELECT ONE.
    [ ]  Annual  [ ] Semi-Annual [ ] Quarterly  [ ]  Monthly Bank Withdrawal
                                               (COMPLETE OPTIONAL PROGRAM FORM.)
    [ ]  Non-Billing  [ ]  Invoice Billed  [ ] Payroll Deduction  [ ] Single $

--------------------------------------------------------------------------------
  8.  Premium Amount
    Planned Annual Premium $              Planned Modal Premium $
                             -----------                          --------------
    *Initial Premium (paid with application) $       (leave receipt with payor).
                                               ------
        *ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO AVLIC.  DO NOT MAKE CHECK
               PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK.
--------------------------------------------------------------------------------
  9.  Insurance Information                                Yes            No
    a.  Will the insurance now being applied for
        discontinue, reduce, change or replace any
        life insurance or annuity in this or
        any other company?  (If yes, attach
        Replacement Notice if required by State Law."      [ ]           [ ]
    b.  Do you have any existing policies of
        life or annuity?                                   [ ]           [ ]
    c.   List all policies currently in force on each Insured.
         If none, check box:  Insured 1  [ ] None         Insured 2  [ ] None

    -------------------- -------------- ------------------ --------------- ---------- -------------------------
         NAME OF                                         YEAR       Will this Policy be
        PROPOSED     COMPANY    POLICY NUMBER  AMOUNT   ISSUED      Replaced?
        INSURED                                                     Yes     No   As a 1035?
    -------------- ----------- -------------- -------- ---------- -----------  --------------
                                                                      [ ]   [ ]    [ ]
    -------------- ----------- -------------- -------- ---------- -------------------------
                                                                      [ ]   [ ]    [ ]
    -------------- ----------- -------------- -------- ---------- -------------------------
                                                                      [ ]   [ ]    [ ]
    -------------- ----------- -------------- -------- ---------- -------------------------
                                                                      [ ]   [ ]    [ ]
    -------------- ----------- -------------- -------- ---------- -------------------------
                                                                      [ ]   [ ]    [ ]
    -------------- ----------- -------------- -------- ---------- -------------------------
                                                                      [ ]   [ ]    [ ]
    -------------- ----------- -------------- -------- ---------- -------------------------

--------------------------------------------------------------------------------

10. Other Information
    With regard to the Insureds: (If yes, please explain)        Insured 1     Insured 2
                                                                 Yes    No       Yes    No
    a.   Has any company declined, postponed, modified,
         cancelled or refused to renew,
         reinstate or issue insurance?                           [ ]   [ ]       [ ]     [ ]
    b.   Is any other life insurance application now
         pending or contemplated with any other
         company?                                                [ ]    [ ]      [ ]     [ ]
    c.   Have you been charged with a driving violation
         or had your license suspended or had
         a restriction placed on your license within             [ ]    [ ]      [ ]     [ ]
         the past 3 years?
         Driver's license number             State of  Issue     [ ]     [ ]
         Driver's license number             State of Issue                      [ ]     [ ]

    d.   Have you participated in any vehicle racing,
         parachuting, hang gliding, scuba
         diving, mountain climbing or rodeos within the
         past 2 years or is any such activity contemplated?
        (If yes, complete Form HS in Supplemental Book.)         [ ]    [ ]      [ ]     [ ]
    e.   Have you flown within the past 3 years as a pilot,
         student pilot, crew member, or
         had any flying duties, or is any such activity
         contemplated?  (If yes, complete Form AV in
         Supplemental Book.)                                     [ ]    [ ]      [ ]     [ ]
    f.   Do you anticipate travel or residence in a
         foreign country in the near future?  (If
         so, where and for how long?)                            [ ]    [ ]      [ ]     [ ]

    Details of "yes" answers. Identify question number and Insured "1" or "2", where applicable:

   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

 -------------------------------------------------------------------------------
  11. Tobacco Use                                                   Insured 1     Insured 2
                                                                      Yes    No       Yes    No
    Have you used any form of tobacco or nicotine
    substitute in the past twelve months?                        [ ]    [ ]      [ ]     [ ]
    (IF YES, PLEASE INDICATE INSURED "1" OR "2"
     AND THE TYPE AND FREQUENCY)
                                 -----------------------------------------------

VUL-AVLIC Rev. 8-01                 Page 2 of 6 Pages                   072301p

--------------------------------------------------------------------------------

  12. Special Instructions
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
13.    Endorsements/Corrections       Home Office Use Only.
     No change in the amount, age at issue, classification, plan of insurance or benefits shall be effective unless agreed to in writing by me. This space will not be used in your state if not allowed by statute or Insurance Department Regulations.
--------------------------------------------------------------------------------
  14. Suitability Information
    a. Financial Information
                                                                 Owner (if other
                                        Insured 1  Insured 2      than Insureds
                                                                    or Trust
    i. Annual income from occupation  $           $          $
                                        ---------  ---------- ------------------

   ii.Annual income from other sources $           $          $
                                         ---------  ---------- -----------------

 iii. Projected income for next        $           $          $
      12 months      $                   ---------  ---------- -----------------

  iv.Estimated New Worth               $           $          $
                                         ---------  ---------- -----------------
   v. Tax Bracket
                                                 %           %                 %
                                         ---------  ---------- -----------------

    b. Citizenship Information                         Insured 1     Insured 2
                                                      Yes    No       Yes    No
      Are the Insureds citizens of the
      United States?                                  [ ]    [ ]     [ ]     [ ]
         If not, permanent resident?                  [ ]    [ ]     [ ]     [ ]
      How long in the United States?

    If you do NOT answer all of question 14.a., you must sign here.
     The SEC/NASD and state rules require that we have reasonable grounds to believe that the policy is suitable for you. Such a decision is based on facts, if any, disclosed by you. You have chosen not to disclose your financial information to us. Without this information, we are unable to make this determination. If you have NOT answered all of question 14.a. above, you are required to sign the following statement. I (we) have chosen not to disclose this information. I (we) understand the policy benefits and risks and believe that they are consistent with our needs and objectives.

      HOME OFFICE USE ONLY
                             ------------------------  -----------------------
                             Signature of Owners       Signature of Joint Owners
                                                      (if applicable)
      For AIC Registered Representatives Only
      NOTICE                 ------------------------
                             Signature of Owners

     All registered Representatives must provide their Broker Dealer with client information applicable to suitability. (See your Broker dealer for details.)
--------------------------------------------------------------------------------

  15.   Allocation  WHOLE PERCENTAGES ONLY, MUST TOTAL 100%. FUNDS LISTED BY
        ADVISOR/SUBADVISOR.
         FIDELITY                  ALGE                        MFS              INVESCO
  ____%  Equity-Income*+           Alger American Fund         MFS Trust         ____% VIF-Dynamics
  ____%  Growth*+          ____%   Balanced             ____%  Utilities               HARRIS ASSOCIATES
  ____%  High Income*+     ____%   Leveraged AllCap     ____%  Global Governments      OAKMARK
  ____%  Overseas*+        ____%   Ameritas Portfolio   ____%  New Discovery           Ameritas Portfolio
                                   (Subadvised)                                        (Subadvised)
  ____%  Asset Manager*+   ____%   Growth                       Ameritas Portfolio____% Select
                                                               (Subadvised)
  ____%  Investment        ____%   Income & Growth      ____% Emerging Growth           SALOMON BROTHERS
         Grade Bond+
  ____%  Asset Manager:     ___% Small Capitalization   ____% Research            ____% Capital
         Growth*+
  ____%  Contrafund*+      ____%   MidCap Growth        ____%  Growth with Income       SUMMIT
         CALVERT                   MORGAN STANLEY              STATE STREET       ____% Nasdaq-100 Index
         Socially
         Responsible Funds ____%  Emerging Markets      Ameritas Portfolio        ____% Russell 2000 Small Cap Index
                                  Equity                (Subadvised)
  ____%  Balanced          ____%   Global Equity        ____%  Index 500          ____% S&P MidCap 400 Index
  ____%  Small Cap Growth  ____%   International Magnum        AMERICAN CENTURY         THIRD AVENUR
  ____%  Mid Cap Growth    ____%   U.S. RealEstate      ____%  VP Income & Growth ____%  Value
  ____%  International Equity                                  BABSON                    AVLIC
         Ameritas Portfolio (Subadvised)                       Ameritas Portfolio ____%  Fixed Account
                                                              (Subadvised)
  ____%  Money Market                                   ____%  Micro Cap
                                                                                  100% TOTAL
  *Service Class for BRAVO!   +Service Class 2 for OVATION!

--------------------------------------------------------------------------------
UVUL-AVLIC Rev. 8-01              Page 3 of 6 pages                      072301p

--------------------------------------------------------------------------------
16. Telephone Authorization UNLESS WAIVED, THE OWNER AND AGENT/REGISTERED REPRESENTATIVE WILL HAVE AUTOMATIC TELEPHONE TRANSFER AUTHORIZATION.
     [ ] I elect NOT to have telephone authorization.
     [ ] I  elect  NOT  to  have  my  Registered  Representative  have  transfer authorization.
I hereby authorize and direct AVLIC to make allowable transfers of funds or reallocation of net premiums among available subaccounts based upon instructions received by telephone from a) myself, as Owner b) my Agent/Registered Representative in Section 23 below; and c) the person(s) named below. AVLIC will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. AVLIC will employ reasonable procedures, including requiring the policy number to be stated, tape recording all instructions, and mailing written confirmations. If AVLIC does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, AVLIC may be liable for any losses due to unauthorized or fraudulent instructions.

Name per (c) above:                              SS#
                    ---------------------------      ---------------------------

Address:

I understand: a) all telephone transactions will be recorded; and b) this authorization will continue in force until the authorization is revoked by either AVLIC or me. The revocation is effective when received in writing or by telephone by the other party.

--------------------------------------------------------------------------------
  17.   Health History
    (Answer the following questions regarding Insured 1)
    Name of personal physician
                              --------------------------------------------------
                                        (if none, so state)
    Address                                                        Phone
    Reason last consulted                                          Date
    What treatment was given or medication prescribed?
(Answer the following questions regarding Insured 2)
    Name of personal physician
                              --------------------------------------------------
                                        (if none, so state)
    Address                                                         Phone
    Reason last consulted                                           Date
    What treatment was given or medication prescribed?
--------------------------------------------------------------------------------
FOR FOLLOWING QUESTIONS "HIV" MEANS HUMAN IMMUNODEFICIENCY VIRUS, "AIDS" MEANS ACQUIRED IMMUNE DEFICIENCY SYNDROME AND "ARC" MEANS AIDS RELATED COMPLEX.

                                                                                    Insured 1     Insured 2
    a.   Has the Insured within the past 10 years ever been treated or had any:    Yes    No       Yes    No
        (1)Disorder of eyes, ears, nose or throat?                                [ ]     [ ]     [ ]     [ ]
        (2)Dizziness, fainting, convulsions, epilepsy, headache, speech defect,
           paralysis or stroke, mental, brain or nervous disorder?                [ ]     [ ]     [ ]     [ ]
        (3)Asthma, emphysema, pleurisy, allergies, shortness of breath or any
           disorder of the lungs or respiratory system?                           [ ]     [ ]     [ ]     [ ]
        (4)Chest pain, irregular or rapid pulse, high blood pressure, rheumatic fever, heart murmur, heart attack, anemia or other
           disorder of the heart, blood* or circulatory system?                   [ ]     [ ]     [ ]     [ ]
           *NJ and WI residents, you may exclude any blood disorder relating to
           AIDS, the HIV Antibody, Sero-Positivity, or the HIV virus.
        (5)Intestinal bleeding, ulcer, ulcerative colitis, spastic colitis, diverticulitis, jaundice or any disorder of the liver, gallbladder,
           or digestive system?                                                   [ ]     [ ]     [ ]     [ ]
        (6)Sugar, albumin or blood in urine, nephritis, stone or other disorder of the kidneys, bladder, prostate, reproductive organs
           or breasts?                                                            [ ]     [ ]     [ ]     [ ]
        (7)Diabetes or disorder of the thyroid or other endocrine glands?         [ ]     [ ]     [ ]     [ ]
        (8)Rheumatism, arthritis, gout, deformity or amputation or disorder
           of the muscles or bones?                                               [ ]     [ ]     [ ]     [ ]
        (9)Cancer, tumor or cyst or any disorder of the skin or lymph glands?     [ ]     [ ]     [ ]     [ ]
           GA and IL residents, DO NOT respond to Q. 17.b.(1) and Q.17.b.(2).
           IA, ND, NJ, WA and WI residents, DO NOT respond to Q. 17.b.(1)
           through Q.17.b.(4). PA residents, DO NOT respond to Q.17.b.(2).
           CA, and CT residents, DO NOT respond to Q.17.b.(4).
    b.  During the past 10 years has the Insured:
        (1)Had or been told they had AIDS or ARC?                                 [ ]     [ ]     [ ]     [ ]
        (2)Had or been told they had AIDS related conditions?                     [ ]     [ ]     [ ]     [ ]
        (3)Received treatment in connection with any of the
           categories named in Q.17.b.(1)?                                        [ ]     [ ]     [ ]     [ ]
        (4)Tested positive for antibodies to the AIDS (Human T-cell
           Lymphotropic, HIV) virus?                                              [ ]     [ ]     [ ]     [ ]
                  ONLY - GA and IA residents, answer Q.17.b.(5) and Q.17.b.(6).
        (5)Been diagnosed with AIDS or ARC caused by the HIV infection?           [ ]     [ ]     [ ]     [ ]
        (6)Tested positive for the HIV infection?                                 [ ]     [ ]     [ ]     [ ]
                  ONLY  - IA, IL, ND, NJ, WA and WI residents, answer Q.17.b.(7)
           and 17.b.(8).
        (7)Been diagnosed or treated by a person licensed as a medical physician
           for AIDS?                                                              [ ]     [ ]     [ ]     [ ]
        (8)Been diagnosed or treated by a person licensed as a medical
           physician for ARC?                                                     [ ]     [ ]     [ ]     [ ]

DETAILS of "Yes" answers. Identify question number. Circle applicable items, Include nature of ailment (and pathological diagnosis, if applicable), dates, duration and names and addresses of all attending physicians and medical facilities.

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------


--------------------------------------------------------------------------------
VUL-AVLIC Rev. 8-01               Page 4 of 6 Pages                      072301p



                                                                                  Insured 1     Insured 2
                                                                                  Yes    No     Yes    No
    c.  Except as stated in answer to previous questions, has the Insured within the past 5 years:
        (1)  Had any mental or physical disorder not previously listed?           [ ]    [ ]    [ ]     [ ]
        (2)Been seen by a physician for a checkup, illness, injury or surgery?    [ ]    [ ]    [ ]     [ ]
        (3)Been a patient in a hospital, clinic or other medical facility?        [ ]    [ ]    [ ]     [ ]
        (4)Had an ECG, X-ray, CAT scan or other diagnostic test (for IA, NJ
          and WI residents, other than an AIDS related test)?                     [ ]    [ ]    [ ]     [ ]
           WI residents, DO NOT respond to Q.17.c.(5).
        (5)Been advised to have any diagnostic test, hospitalization or surgery
           which was not completed?                                               [ ]    [ ]    [ ]     [ ]
    d.  Is Insured now taking any medication or treatment?                        [ ]    [ ]    [ ]     [ ]
    e.  Has Insured ever used narcotics, barbiturates, amphetamines, cocaine,
        LSD, marijuana, or hallucinogenic drugs?                                  [ ]    [ ]    [ ]     [ ]
    f   Has Insured ever received counseling or treatment for the use of alcohol
        or drugs?                                                                 [ ]    [ ]    [ ]     [ ]
        NC residents, DO NOT respond to Q.17.g.
    g.  Has Insured ever been a member of a support group for the use of alcohol
        or drugs?                                                                 [ ]    [ ]    [ ]     [ ]
    h.  Does the Proposed Insured have any family history of diabetes, cancer,
        heart or kidney disease?                                                 [ ]     [ ]    [ ]     [ ]
    i.  Family History

                        Living                     Deceased
                        ------                     --------
        Insured  1 )  Age        Present Health         Age     Cause of Death
                      ---        --------------         ---     --------------
        Father
              ------------------------------------------------------------------
        Mother
              ------------------------------------------------------------------
        Brother
               -----------------------------------------------------------------
        Sisters
               -----------------------------------------------------------------
                               Living                    Deceased
        Insured  2 )  Age        Present Health         Age     Cause of Death
                      ---        --------------         ---     --------------
        Father
              -----------------------------------------------------------------
        Mother
              -----------------------------------------------------------------
        Brother
               ----------------------------------------------------------------
        Sisters
               -----------------------------------------------------------------

      j.   Insured 1
        Exact height _____ft. _____ in. Exact Weight _______ lbs.
        [ ] Gained  [ ] Lost  _______ pounds within past year.
        Reason
               ------------------------------------

           Insured 2
        Exact height _____ft. _____ in.   Exact Weight_____ lbs.
        [ ]Gained  [ ] Lost  _______ pounds within past year.
        Reason
             ---------------------------------------------------
     DETAILS of "yes"  answers.  Identify  question  number.  Circle  applicable
     items.   Include  nature  of  ailment  (and  pathological   diagnosis,   if
     applicable), dates, duration and names and addresses of all attending physicians and medical facilities.

   --------------------------------------------------------------------------
   --------------------------------------------------------------------------
   --------------------------------------------------------------------------

--------------------------------------------------------------------------------
  18. Disclosures
     I hereby acknowledge receipt of the current prospectus, and any supplements, for this policy including any required disclosure if the policy applied for will be in a qualified plan.

  [ ] I agree to receive future  prospectuses  and reports  electronically,  if available, by delivery to my e-mail address until such time as I give notice that I wish to receive these documents in paper form by U.S. mail.
--------------------------------------------------------------------------------
  19. Agreements

     In several states, we are required to advise you of the following: Any person who knowingly and with intent to defraud provides false, incomplete, or misleading information in an application for insurance, or who knowingly presents a false or fraudulent claim for payment of a loss or benefit, is guilty of a crime and may be subject to fines and criminal penalties, including imprisonment. In addition, insurance benefits may be denied if false information provided by an applicant is materially related to a claim.
     NOTE FOR COLORADO RESIDENTS: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.
     NOTE FOR NEW JERSEY RESIDENTS: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.
     NOTE FOR OREGON/VIRGINIA RESIDENTS: Any person who, with intent to defraud or knowing that he is facilitating a fraud against insurer, submits an application or files a claim containing a false or deceptive statement may have violated state law.
     NOTE FOR PENNSYLVANIA RESIDENTS: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal or civil penalties.

--------------------------------------------------------------------------------
VUL-AVLIC Rev. 8-01            Page 5 of 6 Pages                        072301p

    I agree as follows:
     a. Any policy including any endorsements issued as a result of this application will, with this application and any supplemental applications, be the entire insurance contract.
     b. No agent, broker or medical examiner can: 1) waive the answers to any questions in this application; 2) make or change any insurance contract; or 3) waive any rights or rules of AVLIC.
     c. Except as specified otherwise in a receipt provided upon a payment of premium at the time of application, insurance will not be effective until ALL of the following are met: a) the policy issued by AVLIC is delivered to and accepted by the applicant; and b) the first full premium is paid.
     d. AVLIC may change this application by an appropriate notation in the space marked "Endorsements/Corrections": 1) to correct apparent errors or omissions; and 2) to conform it with any policy rider that may be issued. No change will be made in the following without the applicant's written consent: 1) amount of insurance; 2) plan of insurance; 3) classification of risks; or 4) benefits. Acceptance of any policy issued under this application ratifies any amendments.
     e. I understand that: 1) THE AMOUNT AND DURATION OF THE DEATH BENEFIT MAY VARY WITH INVESTMENT EXPERIENCE, LOANS AND OTHER SPECIFIED CONDITIONS;
          2) POLICY VALUES NOT IN THE FIXED ACCOUNT WILL INCREASE OR DECREASE IN ACCORDANCE WITH THE EXPERIENCE OF THE SELECTED INVESTMENT OPTIONS OF THE SEPARATE ACCOUNT; 3) the amount of the benefit payable on surrender is not guaranteed, but is dependent on the then surrender value; 4) illustrations of benefits, including the death benefit, are available upon request; and 5) this policy meets my investment objectives and anticipated financial needs.
--------------------------------------------------------------------------------

20. Authorization This authorization or a photocopy of it, shall remain valid for use by AVLIC for two (2) years from the date below.

     I authorize any licensed physician, medical practitioner, hospital, clinic or other medically related facility, insurance company, agency conducting Investigative Consumer Reports or any information service or financial institution, family member, or associate to release to AVLIC or any person or entity acting on its behalf, any personal information which is on file and relates to my health or mental condition, general character, driving records, use of alcohol and drugs, and hobbies of a hazardous nature. I understand that any information obtained will be used to determine my eligibility for insurance.

     In addition, I authorize the Medical Information Bureau (MIB) to release to AVLIC or its reinsurers, any personal information which is on file and relates to me.

     I also agree that I have received and read the Notice of AVLIC's Insurance Information Practices, MIB and Investigative Consumer Reports. I also understand that my authorized representative and I can receive a copy of this authorization if we so desire.

     Note for New Jersey, North Carolina and Virginia Residents: I authorize AVLIC to obtain an Investigative Consumer Report. An Investigative Consumer Report commonly includes information regarding the consumer's character, general reputation, personal characteristics and mode of living. It also includes verification of residence, marital status and occupation. I understand that I may request a copy of the report upon its completion and that I may ask to be interviewed in conjunction with the preparation of the report by contacting AVLIC.

     Note for Montana Residents: I authorize the Department of Motor Vehicles to release to AVLIC or any person or entity acting on its behalf, any information on file regarding my driving record.

     Note for New Jersey and West Virginia Residents: I also understand that none of the information collected concerning my sexual orientation will be used to determine my eligibility for insurance.

--------------------------------------------------------------------------------
21.  Substitute W-9 Certification
     For joint ownership, the first person's name and Soc. Sec. No. (TIN),i.e., Owner-Insured 1 will be listed as the TIN of record. This person is certifying as follows: I certify under penalty of perjury that: 1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and 2) I am not subject to backup withholding because: a) I am exempt from backup withholding; or b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends; or c) the IRS has notified me that I am no longer subject to backup withholding. You must cross out item 2 if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
     THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
--------------------------------------------------------------------------------
22. Signatures
     I represent to the best of my knowledge and belief that all statements and answers to this application are complete and true.

    Dated at                                     On  this Date
             ---------------  -----------------  -------------------------------
                 (city)            (state)
    X                               X                           X
    ---------------------------  ---------------------------   -----------------
    Signature of Insured 1           Signature of Insured 2
    Signature of Other Insured

    X                             X                             X
    ---------------------------   ---------------------------  -----------------
    Signature of Child            Signature of Owner if        Signature(s) and
    (Age 18 or older),            not a Insured                Title of Officer
    if applicable                 (if a corporation or         or Trustee(s)
                                  Trust, show full name)

--------------------------------------------------------------------------------
23. Agent's/Registered Representative's Statement
    Does the Owner (Applicant) have any existing policies of life or annuity?
    [ ]  Yes [ ]  No
    Do you have any knowledge or reason to believe that replacement of existing life insurance or annuity coverage may be involved? [ ] Yes [ ] No
    I certify that: 1) information provided by the Owner has been accurately recorded; 2) a current prospectus and all supplements were delivered; and
    3) I have reasonable grounds to recommend the purchase of the policy as suitable for the Owner.

    X
    -----------------------------------------      ----------------------------
    Signature of Agent/Registered Representative    Date

     --------------------  ---------------------      --------------------------
    Print Name Here         AVLIC Agent Code                Agency
    or Broker/Dealer
--------------------------------------------------------------------------------
VUL-AVLIC Rev. 8-01                   Page 6 of 6 Pages                 072301p

--------------------------------------------------------------------------------
24. Medicals  SHOULD BE ARRANGED BY AGENT/REGISTERED REPRESENTATIVE.
    Indicate requirements being arranged per AVLIC published rules:
                                                          Resting        Stress
                      Examination   Urine       Blood       EKG           EKG
    Insured 1             [ ]        [ ]        [ ]         [ ]            [ ]
    Insured 2             [ ]        [ ]        [ ]         [ ]            [ ]

    Give name of examiner
                          ------------------------------------------------------
    Did you see Proposed Insured on the application date?   [ ]  Yes     [ ]  No

--------------------------------------------------------------------------------
25. Qualified Plan   ADDITIONAL FORMS ARE REQUIRED, CONTACT AVLIC FOR DETAILS.
    Is this application part of a Qualified Retirement Plan? (Defined Benefit,
    Money Purchase, Profit Sharing, 401K)   [ ]  Yes     [ ]  No
    If yes, explain:
                     -----------------------------------------------------------

    ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
 26. Policy Delivery
    Send to:   [ ] Owner     [ ] Agent/Registered Representative
    Agent/Registered Representative remarks and special instructions.

--------------------------------------------------------------------------------
27. PROVISION SM Data:   PLEASE PROVIDE THE FOLLOWING INFORMATION.
    Indicate if this was a PROVISION sale by marking the box for the module/concept used.
    [ ] Asset Conservation (PROAC)  [ ] Charitable Gifting (PROCG)    [ ] Estate
    Planning (PROEP)         [ ] Business Continuation (PROBC)

--------------------------------------------------------------------------------
  28. Questions? If AVLIC has questions concerning this application, whom should we call at your office?

                                        at            (             )
    ------------------------------------         -------------------------------
    (         )                                    Phone                 Fax
    ------------------------------------
    Representative Name (PLEASE PRINT)
                                             -----------------------------------
                                                   E-mail
    If you have questions completing this application or any other supporting documentation, please call: 1-800-634-8353.

--------------------------------------------------------------------------------
29. Mail Application To:
    Ameritas Variable Life Insurance Company       Overnight Deliveries:
    P.O. Box 82550                                 Ameritas Variable Life
    Lincoln, NE 68501-2550                         Insurance Company
    Fax#: 402-467-6153                             5900 O Street
    variable.ameritas.com                          Lincoln, NE 68510



--------------------------------------------------------------------------------
VUL-AVLIC Reg. 8-01                                                     072301p

                                ****IMPORTANT****


                  If money accompanies this application, please
             complete the receipt portion on the top of this notice.



                                ****IMPORTANT****

      This notice must be detached and left with your client in ALL cases.



                         INVESTIGATIVE CONSUMER REPORTS

Depending  on  the  size  of  policy   applied  for,  we  may  request  that  an
investigative consumer report about the Insured be given to us. It will be conducted by a national organization skilled in obtaining information about people. A credit report may be requested in connection with this application to determine eligibility of insurance or premium to be charged.

The kind of information we may be seeking includes such facts as residence verification, marital status, occupation, general reputation, personal characteristics and mode of living. It will be obtained through personal interviews with the Insured's friends, neighbors, associates and other acquaintances. Inquiries will not be directed toward determining the Insured's sexual orientation. Also, no adverse underwriting decision will be made because a report shows that an Insured has demonstrated AIDS- (Acquired Immunodeficiency Syndrome) related concerns or has sought AIDS-related counseling. AIDS test results received at anonymous counseling and testing sites are confidential and need not be disclosed. Any AIDS testing is limited to FDA-licensed blood tests and the diagnosis of AIDS must be made by a member of the medical profession.

An Insured may ask to be interviewed in connection with the preparation of the report by contacting us within 5 working days of applying for the insurance requested. He or she may call us collect at the following number and ask for the Underwriting Department: (402) 467-1122.

                          ADVERSE UNDERWRITING DECISION

After review of the application submitted on the Insureds, if the policy cannot be issued as applied for, we will provide the specific reasons for this decision within 21 business days upon written request from the applicant. Send your written request to the Underwriting Department at the address above.


VUL-AVLIC Rev. 8-01                                                      072301p

                                ****IMPORTANT****
    Please detach top portion and leave with client if money accompanies the application.
            Detach bottom portion and leave with client in ALL cases.

                               CONDITIONAL RECEIPT

1. NO COVERAGE WILL BECOME EFFECTIVE PURSUANT TO THIS CONDITIONAL RECEIPT UNLESS AND UNTIL ALL OF THE FOLLOWING CONDITIONS HAVE BEEN SATISFIED COMPLETELY AND EXACTLY:

     (a) The amount of payment received with this application must be equal to the full initial modal premium for the amount and plan of life insurance applied for and effective at the time of delivery of the policy.
     (b) All medical examinations, tests and related data required by the Company must be completed and received at its Service Center in Lincoln, Nebraska within sixty (60) days from the completion of this application.
     (c) Asof the effective date below, each person proposed for insurance in this application must be insurable in accordance with Company rules, limits, and standards for the plan and the amount applied for without any modifications either as to plan, amount, riders and/or the rate of premium paid.
     (d) As of the effective date, the state of health and all factors affecting the insurability of each person proposed for insurance must be as stated in this application.

2. If the conditions of paragraph 1 are satisfied on the effective date, insurance coverage will be provided pursuant to this Conditional Receipt on the same terms and conditions as the policy applied for and in use on the effective date. However, the amount of such insurance will be in an amount not to exceed that specified in paragraph 3. "Effective date" as used herein, is the latest of:
     (a)  The date of the application, Part 1; or
     (b) The date of the completion by Insureds of all medical examinations or tests required by the Company, or
     (c)  The date, if any, specifically requested in the application.

3. The maximum total amount of insurance, which will be payable pursuant to all Conditional Receipts received by the Applicant as a result of pending applications with the company and affiliated Companies, is limited to the smaller of:
     (a) The total amount of insurance applied for with the company and affiliated Companies; or
     (b) $250,000 minus the total amount of insurance in force with the Company and affiliated Companies, but not less than zero.
     As used above, total amount of insurance includes any amounts payable under any Accidental Death Benefit provision. If one or more of the conditions in paragraph 1 on any insured have not been satisfied completely and exactly, there shall be no liability on the part of the Company pursuant to this Conditional Receipt, except to return the applicable premium paid for coverage on that insured.

4. Any insurance in effect pursuant to this Conditional Receipt will end at the earliest of:
     (a)  The date notice is mailed that the application is not accepted; or
     (b) At the end of sixty (60) days from the date of this Conditional Receipt; or
     (c) The date on which coverage under the policy applied for becomes effective. NOTE: Condition 4(b) does not apply to Connecticut residents.

     NO AGENT OR ANY OTHER PERSONS IS AUTHORIZED BY THE COMPANY TO WAIVE OR MDOIFY ANY OF THE PROVISIONS OF THIS CONDITIONAL RECEIPT.

     ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE INSURANCE COMPANY. DO NOT MAKE CHECKS PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK.


Received the sum of $                                                  from
                      ------------------------------------------------

                                                            in connection with
-----------------------------------------------------------

the application for life insurance bearing the same date as this Conditional Receipt.

Dated at                             this               date of
         ---------------------------      -------------

                                     , 20
------------------------------------      ---------

X
---------------------------------------------------
Signature of Agent/Registered Representative

I acknowledge possession of this receipt. I certify that I have read it and the terms in the Application. I also certify that the Agent/Registered Representative has explained the provisions in paragraph No. 3, other terms of this Conditional Receipt and the terms in the Application to me and that I understand and accept them. X Signature of Applicant



                   NOTICE OF AMERITAS VARIABLE LIFE INSURANCE
                COMPANY'S (AVLIC) INSURANCE INFORMATION PRACTICES

To issue an insurance policy, we need to obtain information about you and any other persons proposed for insurance. Some of that information will come from you and some will come from other sources. That information and any subsequent information collected by us may in certain circumstances be disclosed to third parties without your specific authorization.

All insured persons have a right of access and correction with respect to the information collected about himself or herself except information which relates to a claim, or civil or criminal proceeding.

If you wish to have a more detailed explanation of our information practices, please contact: AVLIC, Underwriting Department, P.O. Box 82550, Lincoln, NE 68501-2550.

In an effort to provide better service and products to you, AVLIC may use information given by you to develop marketing data. Your name will not be associated with this data in any way. If you do not want us to use information obtained from you for these purposes, please contact us within ten (10) days. We need to know within 10 days because once the information is separated from your application, we will be unable to personally identify the information with you or your application. The address at which to contact us is: AVLIC, P.O. Box 82550, Lincoln, NE 68501-2550.

Two of our sources of information about you are MIB, Inc. (Medical Information Bureau) and Investigative Consumer Reports. The following paragraphs describe these sources.

                     MIB, INC. (MEDICAL INFORMATION BUREAU)

Information regarding the Insured's insurability will be treated as confidential. We or our reinsurers may, however, make a brief report thereon to MIB, Inc., a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members. If any of the Insured(s) apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information it may have in its file.

Upon receipt of a request from any Insured (or the Parent or Guardian, if juvenile), the Bureau will arrange disclosure of any information it may have in the Insured's file. If there is a question as to the accuracy of information in the Bureau's file, the Bureau may be contacted to seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the Bureau's information office is P.O. Box 105, Essex Station, Boston, MA 02112, telephone number (617) 426-3660.

We or our reinsurers may also release information in our file to other life insurance companies to whom the Insured may apply for life or health insurance or to whom a claim for benefits may be submitted.

                                    MEDICAL AUTHORIZATION

The medical authorization on the application, or a photocopy of it, shall remain valid for use by AVLIC for the duration of any claim for benefits. (For NC residents, 30 months from the date the authorization is signed.)


VUL-AVLIC Rev. 8-01                                                      072301p

                                                                          [1010]
               AMERITAS VARIABLE LIFE INSURANCE COMPANY (AVLIC)
                       P.O. BOX 82550    Lincoln, NE
                              68501-2550
                        A Nebraska Corporation
                                                                        AMERITAS
                                                         Variable Life Insurance
                                                                         Company
PLEASE PRINT CLEARLY IN BLACK INK.
--------------------------------------------------------------------------------
Supplemental Application for
Legacy Asset Rider
Proposed Insured (PRINT NAME):
                              --------------------------------------------------

--------------------------------------------------------------------------------
ACTIVITIES INFORMATION
    1. In the past 24 months, have you needed assistance to perform any of the following activities:
        Bathing.....................[ ] Yes   [ ] No
        Toileting...................[ ] Yes   [ ] No
        Continence..................[ ] Yes   [ ] No
        Transferring................[ ] Yes   [ ] No
        Dressing....................[ ] Yes   [ ] No
        Walking.....................[ ] Yes   [ ] No
        Eating......................[ ] Yes   [ ] No
        If any of the above is answered "yes", please explain.

    2. Do you currently need assistance in performing any of the following activities:
        Arranging transportation....[ ] Yes   [ ] No
        Laundry.....................[ ] Yes   [ ] No
        Cooking/meal preparation....[ ] Yes   [ ] No
        Shopping....................[ ] Yes   [ ] No
        Handling finances
        (including managing a
        checkbook)..................[ ] Yes   [ ]No
        Taking medication...........[ ] Yes   [ ] No
        Housework/cleaning..........[ ] Yes   [ ] No
        Using the telephone.........[ ] Yes   [ ] No
        If any of the above is answered "yes", please explain.

    3.  Do you require the use of any of the following?
        Cane, walker or wheelchair?.[ ] Yes   [ ] No
        Dialysis machine:...........[ ] Yes   [ ] No
        Respirator or oxygen
        equipment?..................[ ] Yes   [ ] No
        Other medical appliance.....[ ] Yes   [ ] No
        Catheter?...................[ ] Yes   [ ] No
        If any of the above is answered "yes", please explain.

    4.  Do you currently live:
        [ ] Independently (in your own apartment, house or condominium)?
        [ ] With a relative?  Describe relationship
                                                    ----------------------------
        [ ] With another person? Describe relationship
                                                       -------------------------
        [ ] In a residential retirement facility? Describe reason
                                                                  --------------
        [ ] In an assisted living facility? Describe reason
                                                            --------------------
        [ ] In a nursing home? Describe reason
                                               ---------------------------------

    5.  Have you established a guardianship or activated a Power of Attorney"
        [ ] No    [ ] Yes  Why"
                                ------------------------------------------------

INSURANCE INFORMATION

 1.  Are  you  currently  receiving,  or have  you  received  within  the last 24 months, disability, long-term disability care, or critical illness benefits"
        [ ] No    [ ] Yes  Reason?
                                   ---------------------------------------------

2. Do you have other disability, accident, critical illness, or long term care insurance contract or riders in force or pending? Did you have any of those coverages in place at any time within the last 12 months? If "Yes" to either question, please complete chart below.

            Type of Insurance                                 Status
  Company        DI/ACC/CI/LTC      Amount    Policy #    Inforce/Applied/Lapsed
---------- -------------------  -----------  ---------   -----------------------






    3.  Will this rider replace any of the coverages listed above?
        [ ] No   [ ] Yes  Policy #               Termination Date
                                   ---------                      --------------

    4. Have you ever had any application, reinstatement, or renewal for life, health, disability, or long term care insurance canceled, declined, rescinded, rated, excluded, or otherwise modified?
        [ ] No    [ ] Yes  Company              Reason
                                   -----------         -------------------------

LAR-AV Ed. 8-01                                           Page 1 of 2 Pages
   082701D

--------------------------------------------------------------------------------

OTHER INFORMATION

    1.  Are you a US citizen"
        [ ] Yes    [ ] No   Number of years in U.S.

        Visa #
               -----------------------------------------------------------------

    2. Do you plan to travel or reside for more than 60 days outside of the US in any 12-month period over the next 5 years?
        [ ] No    [ ] Yes   Where and how long?


NOTES
     Fl Residents: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

     NJ Residents: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

SIGNATURES

     I represent to the best of my knowledge and belief that all statements and answers to this supplemental application are complete and true.

    Dated at
             ------------------   --------------   -----------------------------
              City and State        Date           Signature   of   Proposed
Insured (Parent or Guardian if Juvenile)

                                           X
                                           -------------------------------------
                                            Signature of Owner

     I hereby certify that I have truly and accurately recorded on this supplemental application the information supplied by the applicant and Proposed Insured.


X  ------------------------------------
       Signature of Agent/Representative

X ----------------------------------------------------------
       Print Name Agent/Representative